Exhibit 99.1

The following table represents the US Specialized Therapeutic segment product revenues of Allergan plc for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 ($ in millions):

	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Three Months Ended March 31, 2016	Three Months Ended June 30, 2016
Total Eye Care	$94.7	$578.6	$539.9	$618.1	$533.0	$636.1
Restasis®	28.7	309.9	312.8	348.2	298.7	371.3
Lumigan®/Ganfort®	8.1	86.1	71.7	94.8	81.5	80.6
Alphagan®/Combigan®	10.1	93.4	81.4	100.1	84.9	96.0
Ozurdex®	2.7	16.6	17.6	19.2	19.4	21.5
Eye Drops	37.5	49.0	45.3	45.2	40.8	49.1
Other Eye Care	7.6	23.6	11.1	10.6	7.7	17.6
Total Medical Aesthetics	55.1	366.2	340.1	383.6	373.9	419.8
Facial Aesthetics	35.2	263.7	249.0	269.9	279.4	320.2
Botox® Cosmetics	22.4	159.5	159.3	169.0	165.4	189.9
Fillers	12.8	104.2	89.7	97.7	102.7	117.6
Kybella®	—	—	—	3.2	11.3	12.7
Plastic Surgery	14.1	54.1	54.3	64.9	48.1	52.8
Breast Implants	11.7	50.2	50.9	62.2	46.4	51.7
Other Plastic Surgery	2.4	3.9	3.4	2.7	1.7	1.1
Skin Care	5.8	48.4	36.8	48.8	46.4	46.8
SkinMedica®	3.1	25.5	23.0	25.0	26.6	29.1
Latisse®	2.7	22.9	13.8	23.8	19.8	17.7
Total Medical Dermatology	20.9	120.7	107.8	106.5	69.0	97.1
Aczone®	6.0	60.3	48.0	56.5	33.0	54.1
Tazorac®	12.6	25.5	27.6	26.6	17.1	23.4
Botox® Hyperhidrosis	2.1	18.4	15.0	17.0	16.3	16.3
Other Medical Dermatology	0.2	16.5	17.2	6.4	2.6	3.3
Total Neuroscience & Urology	68.1	277.7	291.4	301.7	306.8	326.3
Botox® Therapeutics	36.2	252.2	261.3	274.0	273.8	296.0
Rapaflo®	31.9	25.5	30.1	27.7	33.0	29.4
Other Neuroscience & Urology	—	—	—	—	—	0.9
Other	6.5	4.5	17.4	10.3	16.0	9.6
Total US Specialized Therapeutics	$245.3	$1,347.7	$1,296.6	$1,420.2	$1,298.7	$1,488.9

The following table represents the US General Medicine segment product revenues of Allergan plc for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 ($ in millions):

	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Three Months Ended March 31, 2016	Three Months Ended June 30, 2016
Total CNS	$517.6	$560.8	$406.7	$356.0	$321.6	$317.5
Namenda XR®	150.6	204.7	214.5	189.5	173.1	166.5
Namenda® IR	245.4	232.6	54.9	23.4	5.8	4.1
Namzaric®	—	1.6	1.7	7.9	10.3	12.8
Viibryd®/Fetzima®	79.6	80.7	84.5	82.8	83.3	81.7
Vraylar™	—	—	—	—	7.6	11.1
Saphris®	42.0	41.2	51.1	52.4	41.5	41.3
Total Gastroenterology(GI)	366.6	373.2	398.6	436.9	403.6	442.0
Linzess®	95.5	112.1	117.5	129.7	137.1	150.5
Viberzi®	—	—	—	12.3	4.0	20.4
Asacol®/Delzicol®	131.9	134.0	141.9	145.1	105.9	119.8
Carafate®/Sulcrate®	53.6	46.9	52.9	59.7	61.0	50.3
Canasa®/Salofalk®	33.0	34.6	34.6	34.9	41.1	46.7
Zenpep®	41.3	37.1	43.1	45.9	49.6	43.0
Other GI	11.3	8.5	8.6	9.3	4.9	11.3
Total Women’s Health	229.3	219.4	268.0	281.3	263.7	296.1
Lo Loestrin®	82.7	79.2	89.8	94.8	89.3	101.0
Minastrin® 24	64.8	56.1	74.4	77.1	79.6	83.0
Estrace® Cream	71.9	70.1	87.4	96.8	80.6	97.2
Liletta®	—	4.9	5.8	4.1	4.9	5.7
Other Women’s Health	9.9	9.1	10.6	8.5	9.3	9.2
Total Anti-Infectives	41.9	44.1	52.3	50.5	51.5	63.1
Teflaro®	37.8	31.7	35.8	32.3	33.4	35.2
Avycaz®	—	5.4	7.5	9.7	8.4	13.7
Dalvance®	1.9	4.5	4.9	5.5	6.2	10.2
Other Anti-Infectives	2.2	2.5	4.1	3.0	3.5	4.0
Other	488.3	410.5	426.4	410.0	413.3	330.4
Bystolic®	163.7	157.1	155.3	168.7	163.6	150.3
Armour Thyroid	29.0	25.2	34.7	41.9	42.1	40.6
Enablex®	16.3	18.0	17.2	17.7	12.8	—
Lexapro®	19.5	16.3	17.8	18.0	18.7	16.5
Savella®	23.8	27.8	29.0	25.8	23.7	22.3
PacPharma	3.0	26.2	27.4	25.5	28.8	14.7
Other	233.0	139.9	145.0	112.4	123.6	86.0
Total US General Medicine	$1,643.7	$1,608.0	$1,552.0	$1,534.7	$1,453.7	$1,449.1

The following table represents the International segment product revenues of Allergan plc for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 ($ in millions):

	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Three Months Ended March 31, 2016	Three Months Ended June 30, 2016
Total Eye Care	$40.5	$301.7	$281.5	$295.0	$291.5	$318.7
Lumigan®/Ganfort®	13.1	90.4	86.2	93.7	88.1	94.5
Alphagan®/Combigan®	5.9	42.1	39.4	38.7	41.8	44.2
Ozurdex®	4.3	34.4	34.0	39.6	41.1	45.7
Optive®	3.3	25.4	23.2	25.0	24.1	26.0
Restasis®	1.2	15.1	15.5	16.4	15.0	19.3
Other Eye Drops	6.3	49.2	44.0	44.2	43.1	46.0
Other Eye Care	6.4	45.1	39.2	37.4	38.3	43.0
Total Medical Aesthetics	32.9	262.2	214.8	246.4	244.9	284.1
Facial Aesthetics	24.7	215.2	176.5	203.4	205.5	240.6
Botox® Cosmetics	12.9	123.4	98.6	115.4	104.9	132.7
Fillers	11.8	91.8	77.9	88.0	100.1	107.3
Belkyra® (Kybella®)	—	—	—	—	0.5	0.6
Plastic Surgery	7.8	43.2	34.6	40.0	36.8	40.3
Breast Implants	7.8	43.2	34.6	39.9	36.7	40.2
Earfold™	—	—	—	0.1	0.1	0.1
Skin Care	0.4	3.8	3.7	3.0	2.6	3.2
Other	45.3	153.2	164.3	149.5	136.9	154.2
Botox® Therapeutics	10.4	77.9	70.2	75.6	77.1	84.8
Asacol®/Delzicol® (GI)	17.2	15.3	15.3	17.7	15.3	11.0
Constella® (GI)	0.7	1.1	1.1	1.6	3.8	4.6
Other Products	17.0	58.9	77.7	54.6	40.7	53.8
Total International	$118.7	$717.1	$660.6	$690.9	$673.3	$757.0